                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (date of earliest event reported):
                                October 16, 1996



                              COMMODORE MEDIA, INC.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


      33-92732                                                13-3034720
(Commission File No.)                                      (I.R.S. Employer
                                                           Identification No.)

             500 Fifth Avenue, Suite 3000, New York, New York    10110
            (Address of Principal Executive Offices)           (Zip Code)


                                 (212) 302-2727
              (Registrant's telephone number, including area code)


                                 not applicable
          (Former Name of Former Address, if Changed Since Last Report)


                               Page 1 of    Pages

                         TABLE OF ADDITIONAL REGISTRANTS

====================================================================================
NAME                           STATE OR OTHER        PRIMARY           IRS EMPLOYER
                              JURISDICTION OF        STANDARD         IDENTIFICATION
                               INCORPORATION        INDUSTRIAL            NUMBER
                                                  CLASSIFICATION
                                                      NUMBER
------------------------------------------------------------------------------------
Commodore Media of                Delaware             4832             51-0286804
   Delaware, Inc.
------------------------------------------------------------------------------------
Commodore Media of                Delaware             4832             61-0997863
   Kentucky, Inc.
------------------------------------------------------------------------------------
Commodore Media of                Delaware             4832             23-2207457
   Pennsylvania, Inc.
------------------------------------------------------------------------------------
Commodore Media of                Delaware             4832             06-1277523
   Norwalk, Inc.
------------------------------------------------------------------------------------
Commodore Media of                Delaware             4832             59-2813110
   Florida, Inc.
------------------------------------------------------------------------------------
Commodore Media of                Delaware             4832             13-3356485
   Westchester, Inc.
------------------------------------------------------------------------------------
Commodore Holdings, Inc.          Delaware             4832             13-3858506
------------------------------------------------------------------------------------
Danbury Broadcasting, Inc.        Connecticut          4832             13-3653113
====================================================================================


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         (a) On October 16, 1996, CMI Acquisition Company, Inc., a wholly-owned subsidiary of Captstar Broadcasting Partners, Inc., merged (the "Merger") with and into Commodore Media, Inc. (the "Registrant"). As a result of the Merger, the Registrant became a wholly-owned subsidiary of Capstar Broadcasting Partners, Inc. ("Capstar"), an indirectly majority-owned subsidiary of Hicks, Muse, Tate & Furst Equity Fund III, L.P. The holders of (i) Class A Common Stock, par value $.01 per share, of the Registrant, (ii) Class B Common Stock, par value $.01 per share, of the Registrant, (iii) Senior Exchangeable Redeemable Preferred Stock, Series A, par value $.01 per share, of the Registrant, (iv) employee stock options pursuant to the Registrant's 1995 Stock Option Plan, and (v) warrants to acquire Class A Common Stock, received consideration in the Merger totaling approximately $111 million. The terms of the Merger were previously reported in the Registrant's Current Report on Form 8-K dated June 21, 1996 (File No. 033-92732), which is incorporated herein by reference.

         The principal sources of funds used by Capstar to acquire the Registrant were (i) approximately $76 million of cash on hand and (ii) $35 million of cash from borrowings under the Senior Credit Agreement dated as of October 16, 1996, among Capstar and Bankers Trust Company (the "Senior Credit Agreement"). The Senior Credit Agreement consists of a term loan facility in the amount of $30 million (the "Tranche A Term Loan") and a second term loan facility in the amount of $5 million (the "Tranche B Term Loan," and collectively with the Tranche A Term Loan, the "Term Loans"). The Tranche A Term Loan bears interest at the London Interbank Offer Rate ("LIBOR") plus 6.50% per annum, which spread over applicable LIBOR increases by 0.50% per annum for every quarter the Tranche A Term Loan remains outstanding, payable at maturity or redemption. The Tranche B Term Loan bears interest at the prime lending rate of Bankers Trust Company plus 1% per annum, payable at maturity or redemption. The Term Loans mature on the earlier to occur of July 16, 1997, or the consummation of certain pending acquisitions of Capstar.

         Upon the effectiveness of the Merger, Bruce A. Friedman, Daniel H. Stern and Susan L. Burden resigned as directors of the Registrant (the "Company") and were replaced by Eric C. Neuman, R. Steven Hicks and Thomas Hicks.

         As a result of the Merger, on October 25, 1996 the Registrant commenced an offer to purchase (the "Purchase Offer") the outstanding 13.25% Senior Subordinated Notes due 2003 at a purchase price equal to 101% of their accreted value, plus any


                               Page 3 of __ Pages
accrued and unpaid interest. Funds for the Purchase Offer are expected to be provided by an equity contribution from Capstar. The source of funds for Capstar's equity contribution is expected to be a bank loan made to Capstar. There can be no assurance that Capstar will be able to arrange such financing or, if Capstar is able to arrange such financing, the terms will be similar to that of the Senior Credit Agreement. The Purchase Offer expires at 5:00 p.m., New York City time, on November 27, 1996.

         (b) The Registrant knows of no arrangements the operation of which may at a subsequent date result in a change in control of the Registrant.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On October 16, 1996, the Registrant, through its subsidiary Commodore Media of Kentucky, Inc. ("CMK"), acquired from (i) Adventure Communications, Inc., a West Virginia corporation ("Adventure"), substantially all the assets used or useful in the operation of radio stations WKEE(FM) and WKEE(AM) in Huntington, West Virginia, WZZW(AM), Milton, West Virginia, WBVB(FM) in Coal Grove, Ohio and WIKO(AM) in Ironton, Ohio (collectively, the "Adventure Stations") and (ii) Simmons Broadcasting Company, a South Carolina corporation ("Simmons"), substantially all the assets used or useful in the operation of radio stations WFXN(FM) in Milton, West Virginia and WMLV(FM) in Ironton, Ohio (collectively, the Simmons Stations"). Also, on such date CMK entered into a Local Marketing Agreement to operate station WHRD(AM) in Huntington, West Virginia with Simmons and acquired an option to purchase such station from Simmons.

                  The assets acquired from Adventure and the assets acquired from Simmons consisted of, among other things, FCC licenses, transmitting antennae, transmitters and other broadcasting and technical equipment, technical information and data and certain real property.

                  The aggregate purchase price for the assets acquired from Adventure was approximately $11,465,000 and the purchase price for the assets acquired from Simmons was approximately $535,000. The purchase price for each of the acquisitions was calculated upon arms length negotiations considering (i) the estimated potential annual broadcast cash flow of the stations acquired,
(ii) the existing quality and potential quality of the stations' broadcast signals and transmission facilities and (iii) the markets in which the stations are located.

                  The principal sources of funds used to acquire the assets described above were (i) borrowings under the $35 million senior secured credit facility made available by AT&T Commercial Finance Corporation to Commodore Holdings, Inc., the owner of all the issued and outstanding stock of CMK and a wholly-owned subsidiary of the Registrant, and (ii) an equity contribution from the Registrant which amount was contributed to the Registrant by Capstar.



                               Page 4 of __ Pages

         (b) The assets acquired by CMK from Adventure and the assets acquired by CMK from Simmons were used in the radio broadcast businesses of the Adventure Stations and the Simmons Stations, respectively. CMK intends to continue such uses of the acquired assets.

ITEM 5.  OTHER EVENTS.

         On September 26, 1996, the Registrant through its subsidiary Commodore Media of Florida, Inc., entered into an Asset Purchase Agreement to purchase radio station WOSN-FM, Indian River Shores, Florida from Indian River Shores Partners, L.C. for approximately $1,600,000.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         It is impracticable to provide the financial information required under
Item 7(a) as of the required filing date of this Form 8-K. Such required financial information will be filed under cover of Form 8-K/A as soon as available and in no event later than December 31, 1996.

(b)      Pro Forma Financial Information.

         It is impracticable to provide the pro forma financial information required under Item 7(b) as of the required filing date of this Form 8-K. Such required pro forma financial information will be filed under cover of Form 8-K/A as soon as available and in no event later than December 31, 1996.



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(c)      Exhibits.

Exhibit
Number                              Exhibit Title
-------                             -------------

10.75 Amendment No. 1, dated as of September 3, 1996, to the Agreement and Plan of Merger (the "Merger Agreement") by and among CMI Acquisition Company, Inc., the Company and the stockholders and other signatories thereto dated as of June 21, 1996.

10.76             Amendment No. 2 dated as of October 16, 1996 to the Merger
                  Agreement.

10.77 Amended and Restated Employment Agreement dated October 16, 1996 between the Company and James T, Shea, Jr.

10.78 Amendment No. 1, dated October 15, 1996, to the Asset Purchase Agreement, dated as of April 8, 1996, between Simmons Broadcasting Company ("Simmons") and Commodore Media of Kentucky, Inc. ("Commodore-Kentucky").

10.79 Amendment No. 1, dated October 15, 1996, to the Contingent Sale and Assignment of Options dated as of April 8, 1996 between Commodore-Kentucky and Simmons.

10.80 Irrevocable and Exclusive Option Agreement dated as of October 16, 1996 between Simmons and Commodore-Kentucky.

10.81 Local Marketing Agreement dated October 16, 1996 between Simmons and Commodore-Kentucky regarding WHRD-AM.

99.1 Press Release issued on October 4, 1996 regarding acquisition of WOSN-FM.

99.2              Press Release issued on October 16, 1996 regarding the Merger.




                               Page 6 of __ Pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 31, 1996


                                        COMMODORE MEDIA, INC.
                                        (Registrant)



                                        By:  /s/ James T. Shea, Jr.
                                             -----------------------------
                                             James T. Shea, Jr.
                                             President



                                        By:  /s/ James J. Sullivan
                                             -----------------------------
                                             James J. Sullivan
                                             Chief Financial Officer
                                             (principal financial
                                             and accounting officer)




                               Page 7 of __ Pages

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Additional Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:   October 31, 1996


                               Commodore Media of Delaware, Inc.,
                                 a Delaware corporation

                               Commodore Media of Kentucky, Inc.,
                                 a Delaware corporation

                               Commodore Media of Pennsylvania, Inc.,
                                 a Delaware corporation

                               Commodore Media of Norwalk, Inc.,
                                 a Delaware corporation

                               Commodore Media of Florida, Inc.,
                                 a Delaware corporation

                               Commodore Media of Westchester, Inc.,
                                 a Delaware corporation

                               Commodore Holdings, Inc.,
                                 a Delaware corporation

                               Danbury Broadcasting, Inc.,
                                 a Connecticut corporation



                               By:  /s/ James T. Shea, Jr.
                                    -----------------------------
                                    James T. Shea, Jr.
                                    President



                               By:  /s/ James J. Sullivan
                                    -----------------------------
                                    James J. Sullivan
                                    Chief Financial Officer
                                    (principal financial and
                                    accounting officer)



                               Page 8 of __ Pages

                                  Exhibit Index


                                                                   Sequentially
Exhibit                                                              Numbered
Number                         Exhibit Title                           Page
-------                        -------------                       ------------
10.75             Amendment No. 1, dated as of September 3,
                  1996, to the Agreement and Plan of Merger
                  (the "Merger Agreement") by and among CMI
                  Acquisition Company, Inc., the Company and
                  the stockholders and other signatories
                  thereto dated as of June 21, 1996.

10.76 Amendment No. 2 dated as of October 16, 1996 to the Merger Agreement.

10.77 Amended and Restated Employment Agreement dated October 16, 1996 between the Company and James T, Shea, Jr.

10.78 Amendment No. 1, dated October 15, 1996, to the Asset Purchase Agreement, dated as of April 8, 1996, between Simmons Broadcasting
                  Company ("Simmons") and Commodore Media of
                  Kentucky, Inc. ("Commodore-Kentucky").

10.79 Amendment No. 1, dated October 15, 1996, to the Contingent Sale and Assignment of Options dated as of April 8, 1996 between Commodore-Kentucky and Simmons.

10.80 Irrevocable and Exclusive Option Agreement dated as of October 16, 1996 between Simmons and Commodore-Kentucky.

10.81             Local Marketing Agreement dated October 16,
                  1996 between Simmons and Commodore-Kentucky regarding WHRD-AM.

99.1              Press Release issued on October 4, 1996
                  regarding acquisition of WOSN-FM.

99.2 Press Release issued on October 16, 1996 regarding the Merger.



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